Exhibit 99.1

Standard BioTools Reports Second Quarter 2026 Financial Results

BOSTON, Mass., August 5, 2026 (GLOBE NEWSWIRE) -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company” or “Standard BioTools”) today announced financial results for the quarter ended June 30, 2026.

Recent Highlights:

•
Second quarter 2026 revenue of $20.1 million
•
1% improvement in operating loss and 84% improvement in adjusted EBITDA year-over-year
•
Merger with Treeline Biosciences progressing toward stockholder vote and anticipated to close before year-end 2026

“We remain on track to close our merger with Treeline Biosciences in 2026, with our previously filed registration statement on Form S-4, our agreement to divest our Mass Cytometry business, and Illumina’s early buyout of contingent payments for $30 million from its acquisition of SomaLogic,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. “We continue to believe this merger is the best path forward to maximize shareholder value, providing exposure to a catalyst-rich, well-capitalized pipeline of potential new therapeutics with significant near and long term value creation opportunities, and we look forward to updating stockholders as we progress toward the vote and closing.”

Dr. Egholm continued, “While the transaction process continues, our team remains focused on serving our customers. Our continued cost discipline drove an 84% year-over-year improvement in adjusted EBITDA for the second quarter.”

Financial Results Table: Continuing Operations

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, in millions, except percentages)	2026	2025	2026	2025
Revenue	$20.1	$21.8	$41.3	$42.0
Gross margin	52.4%	48.8%	53.0%	51.6%
Non-GAAP gross margin	56.3%	54.1%	57.0%	55.6%
Operating expenses	$35.9	$36.3	$59.7	$74.3
Non-GAAP operating expenses	$13.8	$27.9	$29.1	$53.5
Operating loss	$(25.4)	$(25.7)	$(37.9)	$(52.7)
Net loss from continuing operations	$(21.5)	$(17.7)	$(36.2)	$(41.0)
Adjusted EBITDA	$(2.5)	$(16.1)	$(5.6)	$(30.2)
Cash, cash equivalents, restricted cash, short-term and long-term investments	$541.1	$227.9	$541.1	$227.9

Second Quarter 2026 Financial Results:

•
Revenue was $20.1 million in the second quarter of 2026, down 7.6% year-over-year.
•
Consumables revenue was $9.4 million in the second quarter of 2026, down 10% year-over-year, compared against particularly strong prior year results and continued US Academia spend uncertainty.
•
Instruments revenue was $5.1 million in the second quarter of 2026, down 2% year-over-year. Instrument revenue in the quarter remained impacted by capital-constrained end-markets.
•
Services revenue, which is predominantly Field Services, was $5.6 million in the second quarter of 2026, down 8% year-over-year.

•
Gross margins in the second quarter of 2026 were approximately 52.4%, versus 48.8% in the second quarter of 2025; and non-GAAP gross margins in the second quarter of 2026 were approximately 56.3%, versus 54.1% in the second quarter of 2025. Gross margins and non-GAAP gross margins were driven by productivity improvements and reduced warranty expense.
•
Operating expenses in the second quarter of 2026 were $35.9 million, a decrease of $0.4 million, or down 1%, compared to the second quarter of 2025. Operating expenses included $14.7 million in transaction costs and $2.8 million in restructuring and related charges. Non-GAAP operating expenses, which exclude transaction costs, stock-based compensation, and restructuring charges, were $13.8 million in the second quarter of 2026, a decrease of $14.1 million, or down 50%, compared to the second quarter of 2025. The decrease in operating expenses was largely due to previously announced restructuring actions.
•
Net loss for the second quarter of 2026 was $21.5 million from continuing operations, compared to a net loss of $17.7 million in the second quarter of 2025, representing a change of $3.8 million or 21%. This was impacted by one-time transaction costs. Adjusted EBITDA for the second quarter of 2026 was a loss of $2.5 million, versus an adjusted EBITDA loss of $16.1 million in the second quarter of 2025, an improvement of $13.6 million, or 84%.

Full Year 2026 Revenue Outlook

Standard BioTools is withdrawing its full year 2026 revenue outlook given the pending merger with Treeline Biosciences.

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP financial measures are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance; the anticipated timing and completion of the proposed merger with Treeline Biosciences, including with respect to the timing of the closing and the anticipated benefits and value creation opportunities of the proposed merger; the proposed sale of the Company’s Mass Cytometry business and the anticipated timing of the closing of that transaction; operational and strategic plans; deployment of capital; and market and growth opportunity and potential. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, risks that the proposed merger with Treeline Biosciences may not be completed on the anticipated timeline or at all, including risks related to obtaining stockholder approval and satisfying other closing conditions; risks related to the proposed sale of the Mass Cytometry business, including risks that the transaction may not close on the anticipated timeline or at all; the potential that the expected benefits and opportunities of the proposed merger may not be realized or may take longer to realize than expected; possible integration, restructuring and transition-related disruption resulting from the proposed transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; management distraction and reduced operating performance during the pendency of the proposed transactions; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; existing and potential future NIH funding pressures; the effect from existing and potential future U.S. export controls and tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K, for the year ended December 31, 2025, filed with the SEC on March 16, 2026, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2026, to be filed with the SEC, the Company’s registration statement on Form S-4, filed with the SEC on July 20, 2026 in connection with the proposed merger with Treeline Biosciences, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools, Inc. (NASDAQ: LAB), is committed to setting the new standard in the life science tools industry through strategic consolidation, best-in-class operations and a world-class management team. The Company's established portfolio includes essential, standardized next-generation solutions designed to help biomedical researchers develop better therapeutics faster.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: standardbio.com/legal/terms-and-conditions/.
Patent and License Information: standardbio.com/legal/notices.

Trademarks: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2026 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact:

ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue:
Product revenue	$14,515	$15,673	$29,969	$30,454
Services and other revenue	5,589	6,089	11,281	11,530
Total revenue	20,104	21,762	41,250	41,984
Cost of revenue:
Cost of product revenue	6,797	7,608	14,503	14,039
Cost of services and other revenue	2,772	3,526	4,904	6,268
Total cost of revenue	9,569	11,134	19,407	20,307
Gross profit	10,535	10,628	21,843	21,677
Operating expenses:
Research and development	1,976	6,222	4,093	11,662
Selling, general and administrative	16,388	28,105	34,995	57,929
Restructuring and related charges	2,812	1,727	5,892	3,279
Transaction and integration expenses	14,747	271	14,747	1,474
Total operating expenses	35,923	36,325	59,727	74,344
Loss from operations	(25,388)	(25,697)	(37,884)	(52,667)
Interest income, net	4,611	2,452	8,122	5,366
Other (expense) income, net	(658)	4,963	(6,288)	5,530
Loss before income taxes	(21,435)	(18,282)	(36,050)	(41,771)
Income tax (expense) benefit	(90)	609	(101)	728
Net loss from continuing operations	(21,525)	(17,673)	(36,151)	(41,043)
Discontinued operations:
(Loss) income from discontinued operations, net of tax	(5,233)	(15,786)	136,461	(18,449)
Net (loss) income	(26,758)	(33,459)	100,310	(59,492)
Net loss per share from continuing operations	$(0.06)	$(0.05)	$(0.09)	$(0.11)
Net income (loss) per share from discontinued operations	$(0.01)	$(0.04)	$0.35	$(0.05)
Net income (loss) per share	$(0.07)	$(0.09)	$0.26	$(0.16)
Shares used in computing net loss per share attributable to common stockholders, basic and diluted	390,881	380,498	389,549	379,369

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$270,026	$120,863
Short-term investments	206,693	66,712
Accounts receivable, net	15,747	13,431
Inventory	17,103	19,981
Prepaid expenses and other current assets	7,298	4,871
Current assets held for sale	—	228,406
Total current assets	516,867	454,264
Property and equipment, net	15,300	19,275
Operating lease right-of-use asset, net	24,246	26,732
Other non-current assets	3,261	3,154
Long-term investments	67,280	25,701
Deferred tax asset, non-current	264	38,628
Total assets	$627,218	$567,754

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,554	$5,407
Accrued liabilities	29,608	29,783
Operating lease liabilities, current	5,621	5,490
Deferred revenue, current	9,144	38,949
Deferred grant income, current	2,875	3,046
Current liabilities held for sale	—	25,633
Total current liabilities	56,802	108,308
Convertible notes, non-current	299	299
Deferred tax liability	823	810
Operating lease liabilities, non-current	22,167	25,038
Deferred revenue, non-current	3,146	3,503
Deferred grant income, non-current	2,896	4,290
Other non-current liabilities	1,114	1,215
Total liabilities	87,247	143,463
Total stockholders’ equity	539,971	424,291
Total liabilities and stockholders’ equity	$627,218	$567,754

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Continuing and Discontinued Operations

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2026	2025
Operating activities
Net income (loss)	$100,310	$(59,492)
Gain on sale of business	(172,289)	—
Indemnification-related loss	4,212	—
Stock-based compensation expense	12,874	15,396
Amortization of acquired intangible assets	—	1,715
Depreciation and amortization	2,681	6,450
Accretion of discount on investments, net	(1,839)	(1,571)
Realized gain on equity investments	(1,187)	—
Unrealized loss on equity investments	2,542	—
Non-cash lease expense	2,600	2,865
Provision for excess and obsolete inventory	1,770	1,360
Change in fair value of warrants	—	(232)
Change in fair value of contingent consideration	—	(3,400)
Other non-cash items	46	477
Changes in assets and liabilities, net	(8,628)	(14,519)
Net cash used in operating activities	(56,908)	(50,951)

Investing activities
Cash received for sale of business, net	388,214	—
Purchases of short-term investments	(127,208)	(50,929)
Purchases of long-term investments	(109,845)	—
Purchases of marketable equity securities	(839)	—
Proceeds from sales of equity investments	3,090	—
Proceeds from sales and maturities of investments	53,000	100,000
Purchases of property and equipment	(914)	(6,941)
Net cash provided by investing activities	205,498	42,130

Financing activities
Proceeds from ESPP stock issuance	120	308
Payments for taxes related to net share settlement of equity awards and other	(376)	(246)
Proceeds from exercise of stock options	78	—
Net cash provided by (used in) financing activities	(178)	62
Effect of foreign exchange rate fluctuations on cash and cash equivalents	409	1,145
Net (decrease) increase in cash, cash equivalents and restricted cash	148,821	(7,614)
Cash, cash equivalents and restricted cash at beginning of period	123,296	168,818
Cash, cash equivalents and restricted cash at end of period	$272,117	$161,204

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$270,026	$158,617
Restricted cash	2,091	2,587
Total cash, cash equivalents and restricted cash	$272,117	$161,204

STANDARD BIOTOOLS INC.

REVENUE

Continuing Operations

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Product revenue:
Instruments	$5,130	$5,215	$9,600	$11,861
Consumables	9,385	10,458	20,369	18,593
Total product revenue	14,515	15,673	29,969	30,454
Services and other revenue	5,589	6,089	11,281	11,530
Total revenue	$20,104	$21,762	$41,250	$41,984

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Gross profit	$10,535	$10,628	$21,843	$21,677
Depreciation and amortization	338	554	684	817
Stock-based compensation expense	453	402	994	644
Loss on disposal of property and equipment	—	187	—	187
Non-GAAP gross profit	$11,326	$11,771	$23,521	$23,325

Gross margin percentage	52.4%	48.8%	53.0%	51.6%
Depreciation and amortization	1.6%	2.6%	1.6%	2.0%
Stock-based compensation expense	2.3%	1.8%	2.4%	1.6%
Loss on disposal of property and equipment	—	0.9%	—	0.4%
Non-GAAP gross margin percentage	56.3%	54.1%	57.0%	55.6%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating expenses	$35,923	$36,325	$59,727	$74,344
Restructuring and related charges	(2,812)	(1,727)	(5,892)	(3,279)
Transaction and integration expenses	(14,747)	(271)	(14,747)	(1,474)
Stock-based compensation expense	(3,597)	(4,970)	(8,057)	(12,777)
Depreciation and amortization	(941)	(1,451)	(1,957)	(3,277)
Gain on disposal of property and equipment	6	—	40	—
Non-GAAP operating expenses	$13,832	$27,906	$29,114	$53,537

R&D operating expenses	$1,976	$6,222	$4,093	$11,662
Stock-based compensation expense	(189)	(481)	(351)	(820)
Depreciation and amortization	(157)	(630)	(325)	(769)
Gain on disposal of property and equipment	—	56	—	28
Non-GAAP R&D operating expenses	$1,630	$5,167	$3,417	$10,101

SG&A operating expenses	$16,388	$28,105	$34,995	$57,929
Stock-based compensation expense	(3,408)	(4,489)	(7,706)	(11,957)
Depreciation and amortization	(784)	(821)	(1,632)	(2,508)
Gain on disposal of property and equipment	6	(56)	40	(28)
Non-GAAP SG&A operating expenses	$12,202	$22,739	$25,697	$43,436

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss from continuing operations	$(21,525)	$(17,673)	$(36,151)	$(41,043)
Income tax (benefit) expense	90	(609)	101	(728)
Interest income, net	(4,611)	(2,452)	(8,122)	(5,366)
Depreciation and amortization	1,279	2,005	2,641	4,094
Restructuring and related charges	2,812	1,727	5,892	3,279
Transaction and integration expenses	14,747	271	14,747	1,474
Stock-based compensation expense	4,050	5,372	9,051	13,421
(Gain) loss on disposal of property and equipment	(6)	187	(40)	187
Other non-operating (income) expense	658	(4,963)	6,288	(5,530)
Adjusted EBITDA	$(2,506)	$(16,135)	$(5,593)	$(30,212)